                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT ROBERT P. BAUMAN, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.



                                               /s/Robert P. Bauman
                                                  ROBERT P. BAUMAN

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT RICHARD B. CHENEY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.


                                               /s/Richard B. Cheney
                                                  RICHARD B. CHENEY

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT E. VIRGIL CONWAY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.


                                               /s/E. Virgil Conway
                                                  E. VIRGIL CONWAY

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT RICHARD K. DAVIDSON, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Richard K. Davidson
                                                  RICHARD K. DAVIDSON

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT SPENCER F. ECCLES, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Spencer F. Eccles
                                                  SPENCER F. ECCLES

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT ELBRIDGE T. GERRY, JR., a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendato-ry thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corporation with and into the Corporation's wholly-owned subsidiary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do per-sonally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.


                                               /s/Elbridge T. Gerry, Jr.
                                                  ELBRIDGE T. GERRY, JR.

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT WILLIAM H. GRAY, III, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendato-ry thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corporation with and into the Corporation's wholly-owned subsidiary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do per-sonally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/William H. Gray, III
                                                  WILLIAM H. GRAY, III

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT JUDITH RICHARDS HOPE, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Judith Richards Hope
                                                  JUDITH RICHARDS HOPE

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT LAWRENCE M. JONES, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.


                                               /s/Lawrence M. Jones
                                                  LAWRENCE M. JONES

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT RICHARD J. MAHONEY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Richard J. Mahoney
                                                  RICHARD J. MAHONEY

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT CLAUDINE B. MALONE, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Claudine B. Malone
                                                  CLAUDINE B. MALONE

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT JOHN R. MEYER, a Director of Union Pacific Corporation, a Utah Corpora-tion (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/John R. Meyer
                                                  JOHN R. MEYER

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT THOMAS A. REYNOLDS, JR., a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendato-ry thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corporation with and into the Corporation's wholly-owned subsidiary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do per-sonally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Thomas A. Reynolds, Jr.
                                                  THOMAS A. REYNOLDS, JR.

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT JAMES D. ROBINSON, III, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendato-ry thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corporation with and into the Corporation's wholly-owned subsidiary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do per-sonally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/James D. Robinson, III
                                                  JAMES D. ROBINSON, III

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT ROBERT W. ROTH, a Director of Union Pacific Corporation, a Utah Corpora-tion (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Robert W. Roth
                                                  ROBERT W. ROTH

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT RICHARD D. SIMMONS, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS, L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Richard D. Simmons
                                                  RICHARD D. SIMMONS

                               POWER OF ATTORNEY

                           UNION PACIFIC CORPORATION




                KNOW ALL MEN BY THESE PRESENTS, THAT DREW LEWIS, a Director, Chairman and Chief Executive Officer of
          Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints DREW LEWIS,
          L. WHITE MATTHEWS, III, JUDY L. SWANTAK and THOMAS
          E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, Chairman and Chief Executive Officer, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securi-ties Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the merger of Southern Pacific Rail Corpora-tion with and into the Corporation's wholly-owned subsid-iary, Union Pacific Railroad Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, Chairman and Chief Executive Officer, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of September, 1995.

                                               /s/Drew Lewis
                                                  DREW LEWIS